UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) 01/14/2015

FBEC Worldwide Inc
f/k/a Frontier Beverage Company, Inc.
(Exact name of registrant as specified in its charter)

Wyoming	000-52297	06-1678089
(State or other jurisdiction)	(Commission file number)	(IRS Employer Identification No.)

1621 Central Ave Cheyenne, WY (Address of principal executive offices)	82001 (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01           Changes in Registrant’s Certifying Accountant

Effective immediately, for the audit of the year ended December 31, 2014, FBEC Worldwide, Inc. has engaged Malone Bailey LLP as the company’s certifying accountant replacing  RBSM LLP. There were no disagreements regarding this change in certifying accountant’s.

Item 9.01           Financial Statement and Exhibits

Exhibit 16. 1            Letter from Prior Auditor

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FBEC WORLDWIDE, INC.

Date: January 14, 2015	/s/ Ian Hobday
Ian Hobday
President